THE SECURITIES TO WHICH THIS AGREEMENT RELATE HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED, ANY U.S. STATE SECURITIES LAWS, ANY APPLICABLE CANADIAN SECURITIES LAWS, OR ANY SECURITIES LAWS OF ANY OTHER JURISDICTION AND MAY NOT BE OFFERED OR RESOLD IN THE UNITED STATES OR IN CANADA WITHOUT REGISTRATION UNDER SUCH APPLICABLE U.S. OR CANADIAN SECURITIES LAWS, UNLESS AN EXEMPTION FROM REGISTRATION IS AVAILABLE AND ONLY UPON THE HOLDER THEREOF FIRST HAVING OBTAINED THE WRITTEN OPINION OF COUNSEL TO THE COMPANY, OR OTHER COUNSEL ACCEPTABLE TO THE COMPANY, THAT THE PROPOSED DISPOSITION IS CONSISTENT WITH ALL APPLICABLE PROVISIONS OF SUCH ACT AS WELL AS ANY OTHER APPLICABLE SECURITIES LAW.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO:      AMERICAN GOLDFIELDS INC. (the "Company")

Re:      Purchase of securities of the Company

DETAILS OF SUBSCRIPTION: The Subscriber (the "Subscriber") hereby irrevocably subscribes for and agrees to purchase from the Company, on the terms and conditions set forth herein and in the attached schedules, that number of units of the Company set out below at a price of $2.50 per unit. Each unit shall consist of one common share of the Company (a "Share") and three share purchase warrants (collectively, the "Warrants"), each Warrant substantially in the form attached hereto. Each Warrant shall entitle the Subscriber to purchase one common share of the Company at the following prices:

a. Class A warrant - $1.50 per share b. Class B warrant - $2.00 per share c. Class C warrant - $2.50 per share


The Class A, Class B, and Class C Warrants are not exercisable until 12 months, 18 months and 24 months, respectively, after issuance. The Warrants expire 5 years from the date the Warrants are first exercisable. The Company reserves the right, in its sole and absolute discretion, to reduce the exercise price of the warrants and/or to accelerate the exercise date of the Warrants.


NUMBER OF UNITS TO BE PURCHASED:                        200,000            Units
                                                        ------------------------
                                                        ------------------------

TOTAL SUBSCRIPTION PRICE:
        ($2.50 per Unit)                        $       $500,000
                                                        ------------------------


NAME OF SUBSCRIBER:
                                     -------------------------------------------
                                     -------------------------------------------

ADDRESS:
                                     -------------------------------------------
                                     -------------------------------------------
                                     (Street Address)

                                     -------------------------------------------
                                     -------------------------------------------
                                     (City and Province)

                                     -------------------------------------------
                                     -------------------------------------------
                                     (Country and Postal or Zip Code)

                                     -------------------------------------------
                                     -------------------------------------------
                                     (Contact Name)

                                     -------------------------------------------
                                     -------------------------------------------
                                     (Contact's Telephone Number)

                                     -------------------------------------------
                                     -------------------------------------------
                                     (Contact's e-mail Address)


IN WITNESS  WHEREOF the Subscriber has executed,  or caused its duly  authorized
representative   to   execute,   this   agreement   as  of  the   _____  day  of
_______________, 2004.



---------------------------------------------------             ---------------------------------------------
---------------------------------------------------             ---------------------------------------------
Signature of Subscriber (if an individual)                      Name of Subscriber (if not an individual)

                                      Per:
---------------------------------------------------             ---------------------------------------------
---------------------------------------------------             ---------------------------------------------
Name of Subscriber (if an individual)                           (signature of authorized representative)
                                                                ---------------------------------------------
                                                                ---------------------------------------------
                                                                Name and Title of Authorized Representative


ACCEPTANCE


The foregoing is accepted and agreed to as of the ____ day of ________________, 2004.



                                                        AMERICAN GOLDFIELDS INC.



                                                    BY: ________________________
                                                        Name:
                                                        Title:

                                   SCHEDULE I


                          CONFIRMATION OF RELATIONSHIP
             (For Directors, Senior Officers and Control Persons and
     Their Close Personal Friends, Close Business Associates and Relatives)


The Subscriber represents and warrants to the Company that the Subscriber has read the following definitions from Multilateral Instrument 45-103 CAPITAL RAISING EXEMPTIONS and certifies that the Subscriber has the relationship(s) to the Company or its directors, senior officers or control persons by virtue of the Subscriber being:


(INITIAL ONE OR MORE AS APPROPRIATE)


_____    (a)      a director, senior officer or control person of the Company, or of an affiliate of the Company;


_____    (b)      a spouse, parent, grandparent, brother, sister or child of a director, senior officer or control person of the Company, or of an affiliate of the company;


_____    (c)      a close personal friend of a director, senior officer or
                  control person of the Company, or of an affiliate of the Company;


_____    (d)      a close business associate of a director, senior officer or control person of the Company, or of an affiliate of the Company;


_____    (e)      a person or company that is wholly-owned by any combination of persons or companies described in paragraphs (a) to (d),


and if (b), (c), (d) or (e) is initialed the director, senior officer or control person is:


----------------------------------------
(PRINT NAME OF DIRECTOR, SENIOR OFFICER OR CONTROL PERSON)

The foregoing representations and warranties are true and accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Company.

For the purposes hereof, the following definitions are included for convenience:
a. "close business associate" means an individual who has had sufficient prior business dealings with the director, senior officer or control person to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person.

         A casual business associate or a person introduced or solicited for the purpose of purchasing securities is not a close business associate. An individual is not a close business associate solely because the individual is a client or former client. For example, an individual is not a close business associate of a registrant or former registrant solely because the individual is a client or former client of that registrant or former registrant.

         The relationship between the purchaser and the director, senior officer or control person must be direct. For example, the exemption is not available for a close business associate of a close business associate or a director, senior officer or control person.
b. "close personal friend" means an individual who has known the director, senior officer or control person for a sufficient period of time to be in a position to assess the capabilities and trustworthiness of the director, senior officer or control person.

         An individual is not a close personal friend solely because

o the individual is a member of the same organization, association or religious group, or
o        the individual is a client or former client.

         The relationship between the purchaser and the director, senior officer or control person must be direct. For example, the exemption is not available for a close personal friend or a close personal friend of the director, senior officer or control person.
c. "company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization.
d. "person" means and individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative.
e. "spouse" means, in relation to an individual, another individual to whom that individual is married, or another individual of the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside marriage.

DATED at ____________________________ on ______________________________.




                              -----------------------------------
                              Name of Purchaser - please print


                              -----------------------------------
                              Authorized Signature


                              -----------------------------------
                              Official Capacity - please print


                              -----------------------------------
                              Please   print   name   and
                              individual  whose signature
                              appears above, if different
                              name of  purchaser  printed
                              above.

                                   SCHEDULE II

                        ACCREDITED INVESTOR CONFIRMATION
       (For accredited investors resident in British Columbia or Alberta)


The Subscriber represents and warrants to the Company that the Subscriber has read the following definitions of an "accredited investor" from Multilateral Instrument 45-103 CAPITAL RAISING EXEMPTIONS and certifies that the Subscriber is an accredited investor by virtue of falling into one or more of the categories indicated below (INITIAL AS APPROPRIATE):


_____    (a)      a Canadian financial institution, or an authorized foreign bank listed in Schedule III of the BANK ACT (Canada);


_____    (b)      the Business Development Bank of Canada incorporated under the
                  BUSINESS DEVELOPMENT BANK OF CANADA ACT (Canada);


_____    (c)      an association under the COOPERATIVE CREDIT ASSOCIATIONS ACT
                 (Canada) located in Canada;


_____ (d) a subsidiary of any person or company referred to in paragraphs (a) to (c), if the person or company owns all of the voting securities of the subsidiary, except the voting securities required by law to be owned by directors of that subsidiary;


_____ (e) a person or company registered under the securities legislation of British Columbia or Alberta, or under the securities legislation of another jurisdiction of Canada, as an adviser or dealer, other than a limited market dealer registered under the SECURITIES ACT (Ontario);


_____ (f) an individual registered or formerly registered under the securities legislation of British Columbia or Alberta, or under the securities legislation of another jurisdiction of Canada, as a representative of a person or company referred to in paragraph (e);


_____    (g)      the government of Canada or a province, or any crown
                  corporation or agency of the government of Canada or a province;


_____    (h)      a municipality, public board or commission in Canada;


_____    (i)      any national, federal, state, provincial, territorial or
                  municipal government of or in any foreign jurisdiction, or any agency of that government;


_____    (j)      a pension fund that is regulated by either the Office of the
                  Superintendent of Financial Institutions (Canada) or a provincial pension commission or similar regulatory authority;


_____    (k)      a registered charity under the INCOME TAX ACT (Canada)


_____ (l) an individual who, either alone or jointly with a spouse, beneficially owns, directly or indirectly, financial assets having an aggregate realizable value that before taxes, but net of any related liabilities, exceeds CDN$1,000,000;


_____ (m) an individual whose net income before taxes exceeded CDN$200,000 in each of the two most recent years or whose net income before taxes combined with that of a spouse exceeded CDN$300,000 in each of the two most recent years and who, in either case, reasonably expects to exceed that net income level in the current year;


_____ (n) a corporation, limited partnership, limited liability partnership, trust or estate, other than a mutual fund or non-redeemable investment fund, that had net assets of at least CDN$ 5,000,000 as shown on its most recently prepared financial statements;


_____ (o) a mutual fund or non-redeemable investment fund that, in British Columbia or Alberta, distributes its securities only to persons or companies that are accredited investors;


_____ (p) a mutual fund or non-redeemable investment fund that, in British Columbia or Alberta, distributes its securities under a prospectus for which the British Columbia or Alberta Securities Commission, as the case may be, has issued a receipt;


_____ (q) an entity organized in a foreign jurisdiction that is analogous to any of the entities referred to in paragraphs (a) through (e) and paragraph (j) in form and function; or


_____ (r) a person or company in respect of which all of the owners of interests, direct or indirect, legal or beneficial, are persons or companies that are accredited investors.

The foregoing representations and warranties are true and accurate as of the date of this certificate and will be true and accurate as of Closing. If any such representations and warranties shall not be true and accurate prior to Closing, the Subscriber shall give immediate written notice of such fact to the Company.

For the purposes hereof, the following definitions are included for convenience:
a. "company" means any corporation, incorporated association, incorporated syndicate or other incorporated organization.
b. "entity" means a company, syndicate, partnership, trust or incorporated organization. c. "financial assets" means cash and securities. d. "mutual fund" indicates an issuer of securities that entitle the holder to receive on demand, or within a specified period after demand, an amount computed by reference to the value of a proportionate interest in the whole or in a part of the net assets, including a separate fund or trust account, of the issuer of securities.
e.       "non-redeemable investment fund" means an issuer:
i. whose primary purpose is to invest money provided by its security holders;
ii. that does not invest for the purpose of exercising effective control, seeking to exercise effective control, or being actively involved in the management of the issuers in which it invests, other than other mutual funds or non-redeemable investment funds; and
iii.     that is not a mutual fund.
f. "person" means an individual, partnership, unincorporated association, unincorporated syndicate, unincorporated organization, trust, trustee, executor, administrator or other legal representative.
g. "related liabilities" means liabilities incurred or assumed for the purpose of financing the acquisition or ownership of financial assets and liabilities that are secured by financial assets.
h. "spouse" means, in relation to an individual, another individual to whom that individual is married, or another individual or the opposite sex or the same sex with whom that individual is living in a conjugal relationship outside of marriage.

In Multilateral Instrument 45-103 a person or company is considered to be:
o an "affiliated entity" of another person or company if one is a subsidiary entity of the other, or if both are subsidiary entities of the same person of company, or if each of them is controlled by the same person or company.
o        "controlled" by a person or company if,
a.       in the case of a person or company,
i. voting securities of the first-mentioned person or company carrying more than 50% of the votes for the election of directors are held, otherwise than by way of securities only, by or for the benefit of the other person or company; and
ii. the votes carried by the securities are entitled, if exercised, to elect a majority of the directors of the first-mentioned person or company;
b. in the case of a partnership that does not have directors, other than a limited partnership, the second-mentioned person or company holds more than 50% of the interests in the partnership; or
c. in the case of a limited partnership, the general partner is the second-mentioned person or company. o a "subsidiary entity" of another person or company if: a. it is controlled by,
i.            that other, or
ii. that other and one or more persons or companies each of which's controlled by that other, or iii. two or more persons or companies, each of which is controlled by that, or b. it is a subsidiary entity of a person or company that is the other's subsidiary entity.


DATED at ________________________ on ________________________________.




                                  -----------------------------------
                                  Name of Purchaser - please print


                                  -----------------------------------
                                  Authorized Signature


                                  -----------------------------------
                                  Official Capacity - please print


                                  -----------------------------------
                                  Please   print   name   and
                                  individual  whose signature
                                  appears above, if different
                                  name of  purchaser  printed
                                  above.

                   DETAILS AND CONDITIONS OF THE SUBSCRIPTION


1.       DESCRIPTION OF SECURITIES


The securities subscribed for hereunder shall be units, each unit consisting of one (1) share of common stock of the Company (collectively, the "Shares") and three (3) common share purchase warrants (collectively, the "Warrants"). Each Warrant shall entitle the holder thereof to purchase one share of common stock of the Company (collectively, the "Warrant Shares"), during the period and for the prices described on the first page of this Private Placement Subscription Agreement (this "Agreement") and as more further specified in the attached forms of the Warrant Agreements. The foregoing description of the Warrants is a summary only and is subject to the detailed provisions of the Warrant Agreements. The Shares and Warrants are herein collectively referred to as the "Units". The Units, Shares, Warrants and Warrant Shares are herein collectively referred to as the "Securities".


THE SECURITIES WILL BE SUBJECT TO STATUTORY HOLD PERIODS DURING WHICH THEY MAY NOT BE TRANSFERRED OR RESOLD. SUBSCRIBERS ARE ADVISED TO CONSULT THEIR OWN LEGAL ADVISERS IN CONNECTION WITH ANY APPLICABLE RESALE RESTRICTIONS.


2.       PAYMENT OF SUBSCRIPTION PRICE


The total Subscription Price set out on the first page of this Agreement must be paid by money order, certified cheque or bank draft payable to the Company prior to the Closing Date.


3.       DOCUMENTS REQUIRED


The Subscriber must complete, sign and deliver to the company and executed copy of this Agreement together with the attached applicable Schedules:

a. Schedule I, a Confirmation of Relationship, if the Subscriber is a director, senior officers or control person of the Company or a close personal friend, close business associate, spouse, parent, grandparent, sibling or child of a director, senior officer or control person of the Company.

b.       Schedule  II,  a  British  Columbia  or  Alberta  Accredited   Investor
         Confirmation, if the Subscriber is an accredited investor resident in British Columbia or Alberta.


The Subscriber shall complete, sign and deliver to the Company as soon as possible such further documents, questionnaires, notices and undertakings as may be required by regulatory authorities, stock exchanges and applicable law.

4.       CLOSING


Delivery and payment for the Units (the "Closing) will be completed at the offices of American Goldfields Inc., 200-4170 Still Creek Drive, Burnaby, B.C., Canada V5C 6C6.

Upon receipt by the Company of executed Agreement and payment for an aggregate of _______ Units (the "Closing Date").

Certificates representing the Shares and Warrants will be available for delivery five business days after the Closing Date.


5.       ACKNOWLEDGEMENTS BY ALL SUBSCRIBERS


The Subscriber, irrespective of their jurisdiction of residency, acknowledges that:

                  (a) The Subscriber is acquiring the Securities for his own account as principal, not as a nominee or agent, for investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof in whole or in part and no other person has a direct or indirect beneficial interest in such Securities or any portion thereof. Further, the Subscriber does not have any contract, undertaking, agreement or arrangement with any person to sell, transfer or grant participations to such person or to any third person, with respect to the Securities for which the Subscriber is subscribing or any part of the Securities.

                  (b) The Subscriber has full power and authority to enter into this Agreement, the execution and delivery of this Agreement has been duly authorized, if applicable, and this Agreement constitutes a valid and legally binding obligation of the Subscriber.

                  (c) The Subscriber is not subscribing for the Securities as a result of or subsequent to any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, or presented at any seminar or meeting, or any solicitation of a subscription by person previously not known to the Subscriber in connection with investment securities generally.

                  (d) The Subscriber understands that the Company is under no obligation to register the Securities under the Securities Act, or to assist the Subscriber in complying with the Securities Act or the securities laws of any state of the United States or of any foreign jurisdiction.

                  (e) The Subscriber is (i) experienced in making investments of the kind described in this Agreement and the related documents, (ii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and (iii) able to afford the entire loss of its investment in the Securities.

                  (f) The Subscriber acknowledges his understanding that the offering and sale of the Securities is intended to be exempt from registration under the Securities Act. In furtherance thereof, in addition to the other representations and warranties of the Subscriber made herein, the Subscriber further represents and warrants to and agrees with the Company and its affiliates as follows:

                  (i) The Subscriber realizes that the basis for the exemption may not be present if, notwithstanding such representations, the Subscriber has in mind merely acquiring the Securities for a fixed or determinable period in the future, or for a market rise, or for sale if the market does not rise. The Subscriber does not have any such intention;

                  (ii) The Subscriber has the financial ability to bear the economic risk of his investment, has adequate means for providing for his current needs and personal contingencies and has no need for liquidity with respect to his investment in the Company; and

                  (iii) The Subscriber has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Securities. The Subscriber also represents it has not been organized for the purpose of acquiring the Securities; and

                  (iv) The Subscriber has been provided an opportunity for a reasonable period of time prior to the date hereof to obtain additional information concerning the offering of the Securities, the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

                  (v) The Subscriber has carefully reviewed all of the Company's filings under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

                  (g) The Subscriber is not relying on the Company, or its affiliates or agents with respect to economic considerations involved in this investment. The Subscriber has relied solely on its own advisors.

                  (h)      No  representations  or warranties  have been made to
                           the Subscriber by the Company, or any officer, employee, agent, affiliate or subsidiary of the
                           Company,   other  than  the  representations  of  the
                           Company contained herein, and in subscribing for Securities the Subscriber is not relying upon any representations other than those contained herein.

(i) Any resale of the Securities during the `distribution compliance period' as defined in Rule 902(f) to Regulation S shall only be made in compliance with exemptions from registration afforded by Regulation S. Further, any such sale of the Securities in any jurisdiction outside of the United States will be made in compliance with the securities laws of such jurisdiction. The Investor will not offer to sell or sell the Securities in any jurisdiction unless the Investor obtains all required consents, if any.

                  (j) The Subscriber understands that the Securities are being offered and sold to him in reliance on an exemption from the registration requirements of United States federal and state securities laws under Regulation S promulgated under the Securities Act and that the Company is relying upon the truth and accuracy of the representations, warranties, agreements, acknowledgments and understandings of the Investor set forth herein in order to determine the applicability of such exemptions and the suitability of the Investor to acquire the Securities. In this regard, the Subscriber represents, warrants and agrees that:

1. The Subscriber is not a U.S. Person (as defined below) and is an affiliate (as defined in Rule
                              501(b) under the Securities Act) of the Company and is not acquiring the Securities for the account or benefit of a U.S. Person. A U.S. Person means any one of the following:
o        ANY NATURAL PERSON RESIDENT IN THE UNITED STATES OF AMERICA;
o ANY PARTNERSHIP OR CORPORATION ORGANIZED OR INCORPORATED UNDER THE LAWS OF THE UNITED STATES OF AMERICA;
o        ANY ESTATE OF WHICH ANY EXECUTOR OR ADMINISTRATOR IS A U.S. PERSON;
o        ANY TRUST OF WHICH ANY TRUSTEE IS A U.S. PERSON;
o ANY AGENCY OR BRANCH OF A FOREIGN ENTITY LOCATED IN THE UNITED STATES OF AMERICA;
o ANY NON-DISCRETIONARY ACCOUNT OR SIMILAR ACCOUNT (OTHER THAN AN ESTATE OR TRUST) HELD BY A DEALER OR OTHER FIDUCIARY FOR THE BENEFIT OR ACCOUNT OF A U.S. PERSON;
o ANY DISCRETIONARY ACCOUNT OR SIMILAR ACCOUNT (OTHER THAN AN ESTATE OR TRUST) HELD BY A DEALER OR OTHER FIDUCIARY ORGANIZED, INCORPORATED OR (IF AN INDIVIDUAL) RESIDENT IN THE UNITED STATES OF AMERICA; AND
o        ANY PARTNERSHIP OR CORPORATION IF:


                                                     (A)       organized      or
                                            incorporated  under  the laws of any
                                            foreign jurisdiction; and


                                                     (B) formed by a U.S. person
                                            principally   for  the   purpose  of
                                            investing    in    securities    not
                                            registered under the Securities Act,
                                            unless    it   is    organized    or
                                            incorporated,    and    owned,    by
                                            accredited  investors (as defined in
                                            Rule  501(a)  under  the  Securities
                                            Act)  who are not  natural  persons,
                                            estates or trusts.

2. At the time of the origination of contact concerning this Agreement and the date of the execution and delivery of this Agreement, the Subscriber was outside of the United States.

3. The Subscriber will not, during the period commencing on the date of issuance of the Securities and ending on the first anniversary of such date, or such shorter period as may be permitted by Regulation S or other applicable securities law (the "Restricted Period"), offer, sell, pledge or otherwise transfer the Securities in the United States, or to a U.S. Person for the account or for the benefit of a U.S. Person, or otherwise in a manner that is not in compliance with Regulation S.

4. The Subscriber will, after expiration of the Restricted Period, offer, sell, pledge or otherwise transfer the Securities only pursuant to registration under the Securities Act or an available exemption therefrom and, in accordance with all applicable state and foreign securities laws.

5. The Subscriber was not in the United States, engaged in, and prior to the expiration of the Restricted Period will not engage in, any short selling of or any hedging transaction with respect to the Securities, including without limitation, any put, call or other option transaction, option writing or equity swap.

6. Neither the Subscriber nor or any person acting on his behalf has engaged, nor will engage, in any directed selling efforts to a U.S. Person with respect to the Securities and the Investor and any person acting on his behalf have complied and will comply with the "offering restrictions" requirements of Regulation S under the Securities Act.

7. The transactions contemplated by this Agreement have not been pre-arranged with a buyer located in the United States or with a U.S. Person, and are not part of a plan or scheme to evade the registration requirements of the Securities Act.

8. Neither the Subscriber nor any person acting on his behalf has undertaken or carried out any activity for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States, its territories or possessions, for any of the Securities. The Subscriber agrees not to cause any advertisement of the Securities to be published in any newspaper or periodical or posted in any public place and not to issue any circular relating to the Securities, except such advertisements that include the statements required by Regulation S under the Securities Act, and only offshore and not in the U.S. or its territories, and only in compliance with any local applicable securities laws.

9. Each certificate representing the Securities shall be endorsed with the following legends, in addition to any other legend required to be placed thereon by applicable federal or state securities laws:


                                    (A)  "THE   SHARES  ARE  BEING   OFFERED  TO
                              INVESTORS WHO ARE NOT U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE SECURITIES ACT")) AND WITHOUT REGISTRATION WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT IN RELIANCE UPON REGULATION S PROMULGATED UNDER THE SECURITIES ACT."


                                    (B) "TRANSFER OF THESE SHARES IS PROHIBITED,
                              EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S, PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT, OR PURSUANT TO AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT."

10. The Subscriber consents to the Company making a notation on its records or giving instructions to any transfer agent of the Company in order to implement the restrictions on transfer of the Securities set forth herein.

                  (k) The Subscriber is an "accredited investor" as that term is defined within the meaning of Rule 501 " as that term is defined in Rule 501 of the General Rules and Regulations under the Securities Act by reason of Rule 501(a)(3).


                  (l) The Subscriber understands that an investment in the Securities is a speculative investment which involves a high degree of risk and the potential loss of his entire investment.

                  (m) The Subscriber's overall commitment to investments which are not readily marketable is not disproportionate to the Subscriber's net worth, and an investment in the Securities will not cause such overall commitment to become excessive.

                  (n) The Subscriber has received all documents, records, books and other information pertaining to the Subscriber's investment in the Company that has been requested by the Subscriber. The Subscriber has reviewed or received copies of all reports and other documents filed by the Company with the Securities and Exchange Commission, including without limitation, the Company's Form 10-KSB and most recently filed Form 10-QSB (the "SEC Documents").

                  (o) The Subscriber represents and warrants to the Company that all information that the Subscriber has provided to the Company is correct and complete as of the date hereof.

                  (p) Other than as set forth herein, the Subscriber is not relying upon any other information, representation or warranty by the Company or any officer, director, stockholder, agent or representative of the Company in determining to invest in the Securities. The Subscriber has consulted, to the extent deemed appropriate by the Subscriber, with the Subscriber's own advisers as to the financial, tax, legal and related matters concerning an investment in the Securities and on that basis believes that his or its investment in the Securities is suitable and appropriate for the Subscriber.

                  (q) The Subscriber is aware that no federal or state agency has (i) made any finding or determination as to the fairness of this investment,
(ii) made any recommendation or endorsement of the Securities or the Company, or
(iii) guaranteed or insured any investment in the Securities or any investment made by the Company.

                  (p) The Subscriber understands that the price of the Securities offered hereby bear no relation to the assets, book value or net worth of the Company and were determined arbitrarily by the Company. The Subscriber further understands that there is a substantial risk of further dilution on his or its investment in the Company.

                  (q) The Company has advised the Subscriber that the Company is relying on exemptions from the requirements to provide the Subscriber with a prospectus and to sell securities through a person registered to sell securities under the SECURITIES ACT (British Columbia) (together with the rules, policies, instruments and orders thereunder, the "BC Act"), and regulations of the 1933 Act (together with the rules, policies, instruments and orders thereunder, the "US Securities Act"), as the case may be, and, as a consequence of acquiring securities pursuant to these exemptions, certain protections, rights and remedies provided by the BC Act and US Securities Act, including statutory rights of rescission or damages, will not be available to the Subscriber.

                  (r) The Subscriber is aware that the Securities will be offered and sold pursuant to certain exemptions under the BC Act, U.S. Securities Act and other applicable securities legislation and the Subscriber is not acquiring the Securities as a result of any information about the affairs of the Company that is not generally known to the public save knowledge of this particular transaction.

                  (s) This subscription by the Subscriber has not been induced by any representations or warranties by any person whatsoever with regard to the future value of the Securities.


The foregoing representations, warranties and covenants are made by the Subscriber with the intent that they be relied upon by the Company in determining its suitability as a purchaser of the Securities and the Subscriber hereby agrees to indemnify the Company against all losses, claims, costs, expenses and damages or liabilities which it may suffer or incur as a result of reliance thereon. The Subscriber undertakes to notify the Company immediately of any change in any representation, warranty or other information relating to the Subscriber set forth herein.


7.       REPRESENTATIONS AND WARRANTIES OF THE COMPANY


The Company represents and warrants to the Subscriber that, as of the date of this Agreement: a. The Company is a valid and subsisting corporation duly incorporated, continued or amalgamated and in good standing under the laws of the State of Nevada;
b. The Company has complied and will comply with all applicable corporate and securities laws and regulations in connection with the offer, sale and issuance of the Securities;
c. The filings made by the Company with the Securities and Exchange Commission (the "SEC Documents") and the representations contained in this Agreement are accurate in all material respects and omit no fact, the omission of which would make such representations misleading in light of the circumstances in which such representation was made;
d. The issuance and sale of the Securities by the Company does not and will not conflict with and does not and will not result in a breach of any of the terms, conditions or provisions of its constituent documents or any agreement or instrument to which the Company is a party;
e. The Agreement has been duly authorized by all necessary corporate action on the part of the Company and, subject to acceptance by the Company, constitutes a valid obligation of the Company legally binding upon it and enforceable in accordance with its terms;
f. The issuance of the Shares and Warrants, at the time of their issue, will have been approved by all requisite corporate action and, upon issue and delivery, will be validly issued, fully paid and non-assessable. The Warrant Shares to be issued upon the due exercise of the Warrants are reserved for issuance and, upon exercise of the Warrants in accordance with its terms, will be validly issued, fully paid and non-assessable;
g. The Company is not a party to any actions, suits or proceedings which could materially affect its business or financial condition, and, as at the date hereof, no such actions, suits or proceedings have been threatened or, to the best of the Company's knowledge, are pending, except as disclosed in the SEC Documents; and
h. No other ceasing or suspending trading in the Securities nor prohibiting sale of the Securities has been issued to and is outstanding against the Company or its directors, officers or promoters and to the best of the Company's knowledge no investigations of proceedings for such purposes are pending or threatened.


8.              LEGENDING OF SECURITIES


The Subscriber hereby acknowledges that legends will be placed upon the certificates representing the Securities to the effect that the securities represented thereby are subject to hold periods and may not be traded until the expiry thereof except as permitted under applicable securities rules and regulations.

9.       COSTS


The Subscriber acknowledges and agrees that all costs and expenses incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the acquisition of the Securities shall be borne by the Subscriber.


10.      GOVERNING LAW


This Agreement is governed by the laws of the State of Nevada, the federal laws of the United States and the province of British Columbia and the federal laws of Canada applicable herein. The Subscriber, in its personal or corporate capacity and, if applicable, on behalf of each beneficial purchaser for whom it is acting, irrevocably attorn to the jurisdiction of the courts of the province of British Columbia or the State of Nevada, as determined in the sole discretion of the Company.


11.      SURVIVAL


This Agreement including, without limitation, the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties notwithstanding the completion of the purchase of the Units by the Subscriber and any subsequent disposition by the Subscriber or the Securities.


12.      ASSIGNMENT


This Agreement is not transferable or assignable.


13.      EXECUTION


The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Subscriber and the Company in accordance with the terms hereof. This Agreement may be executed through the use of separate signature pages or in any number of counterparts, and each of such counterparts shall, for all purposes, constitute one agreement binding on all parties, notwithstanding that all parties are not signatories to the same counterpart.


14.      SEVERABILITY


The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of the Agreement.


15.      ENTIRE AGREEMENT


Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Units and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute, by common law, by the Company, by the Subscriber, or by any third party.


16.      NOTICE


Unless otherwise provided herein, any notice or other communication to a party under this Agreement may be made, given or served by registered mail, postage pre-paid, by telecopy or by delivery to the parties at the addresses as set out in this Agreement. Any notice or other communication:
a. Mailed shall be deemed to have been received on the fifth business day following its mailing; b. Telecopied shall be deemed to have been received on the business day following the date of transmission;
         and
c. Delivered shall be deemed to have been received on the date of delivery.


In the event of a postal strike or delay affecting mail delivery, the date of receipt of any notice by mail is deemed to be extended by the length of such strike or delay. Each party may change its address for service at any time by providing notice in writing of such change to the other party.


17.      BINDING EFFECT

This Agreement shall be binding upon and inure to the benefit of the parties and their heirs, executors, administrators, successors, legal representatives and assigns. If the Subscriber is more than one person, the obligation of the Subscriber shall be joint and several and the agreements, representations, warranties and acknowledgments herein contained shall be deemed to be made by and be binding upon each such person and his heirs, executors, administrators and successors.

19.      FURTHER ASSURANCES

The Subscriber agrees that he shall, from time to time after the Closing, upon the request of the Company, duly execute, acknowledge and deliver, or cause to be executed, acknowledged and delivered, all such further documents and instruments and take such other actions, as may be requested by the Company.

20.      PRONOUNS.

The use herein of the masculine pronouns "him" or "his" or similar terms shall be deemed to include the feminine and neuter genders as well and the use herein of the singular pronoun shall be deemed to include the plural as well.










      [Remainder of Page Intentionally Omitted; Signature Pages to Follow]

ACCEPTANCE

The foregoing details and conditions are accepted and agreed to as of the ____ day of ________________, 2004.




                                -----------------------------------
                                Name of Purchaser - please print


                                -----------------------------------
                                Authorized Signature


                                -----------------------------------
                                Official Capacity - please print


                                -----------------------------------
                                Please   print   name   and
                                individual  whose signature
                                appears above, if different
                                name of  purchaser  printed
                                above.